UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to ss.240.14a-12

                            INTERPHARM HOLDINGS, INC.
                            -------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                        [INTERPHARM HOLDINGS, INC. LOGO]

                            INTERPHARM HOLDINGS, INC.
                                 75 Adams Avenue
                            Hauppauge, New York 11788

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 16, 2005

To the Stockholders of Interpharm Holdings, Inc.:

         You are cordially invited to attend the Annual Meeting of Stockholders of Interpharm Holdings, Inc., a Delaware corporation, to be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, on Friday, December 16, 2005, at 10:00 a.m. local time, for the following purposes:

         1. To elect five members to the Board of Directors of the Company to serve until their respective successors are elected and qualified; and

         2. To ratify and approve Marcum & Kliegman, LLP, as our independent public accountants, to audit our financial statements for the fiscal year ending June 30, 2006; and

         3. To transact such other matters as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on November 9, 2005 (the "Record Date") are entitled to notice of, and to vote at the meeting.

         A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope, which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is our 2005 Annual Report.

                                                By Order of the Board
                                                of  Directors

                                                Maganlal K. Sutaria, Chairman

Hauppauge, New York
November 8, 2005

PROXY STATEMENT

                            INTERPHARM HOLDINGS, INC.
                                 75 Adams Avenue
                            Hauppauge, New York 11788

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 16, 2005

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The Board of Directors of Interpharm Holdings, Inc., a Delaware corporation (the "Company," "we" or "us"), is soliciting the enclosed proxy for the annual meeting of stockholders to be held on December 16, 2005, at 10:00 a.m. local time, at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, or any continuation or adjournment thereof. At the meeting, the stockholders will be asked to vote on proposals, which are listed in the notice of annual meeting of stockholders and described in more detail below.

         This proxy statement and the enclosed proxy card are being mailed on or about November 16, 2005, to all stockholders entitled to vote at the meeting. Our 2005 Annual Report on Form 10-K is also being mailed to all stockholders entitled to vote at the annual meeting. The Annual Report does not constitute a part of the proxy solicitation material.

         At the meeting, our stockholders will be asked:

         1. To elect five members to the Board of Directors to serve until their respective successors are elected and qualified;

         2. To ratify and approve Marcum & Kliegman, LLP, as our independent public accountants, to audit our financial statements for the fiscal year ending June 30, 2006; and

         3. To approve such other matters as may properly come before the meeting or any adjournment thereof.

Record Date; Outstanding Shares

         Only stockholders of record at the close of business on November 9, 2005 (the "Record Date") are entitled to receive notice of, and vote at our annual meeting. As of the Record Date, the classes of stock entitled to vote at the meeting, and the number of shares of each class outstanding and entitled to vote consisted of:

      o     32,463,607 shares of $.01 par value per share common stock;

      o 7,611 shares of series A convertible preferred stock, par value $.01 per share

      o 1,458 shares of series B convertible preferred stock, par value $.01 per share

      o 279,208 shares of series C convertible preferred stock, par value $.01 per share

      o 1,464,567 shares of Series K convertible preferred stock, par value $.01 per share

         Each share of our common and preferred stock is entitled to one vote on all matters. As of the Record Date, we had 34,216,451 shares of our common and voting preferred stock outstanding with each share entitled to one vote. The Series A-1 preferred stock (of which there were 4,855,386 shares outstanding as of the Record Date) is not entitled to vote. We do not have any other voting securities.

Expenses of Soliciting Proxies

         We will pay the expenses of soliciting proxies to be voted at the annual meeting. Following the original mailing of the proxies and other proxy materials, we or our agents may supplement the solicitation of proxies by mail, telephone, internet, telegraph or in person. Following the original mailing of the proxies and other proxy materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other annual meeting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In these cases, we will reimburse such record holders for their reasonable expenses if requested to do so.

Revocability of Proxies

         If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy. Any person giving a proxy in the form accompanying this proxy statement may revoke it at any time before it is voted. A proxy may be revoked by (i) written notice of revocation or submission of a new proxy sent to our Corporate Secretary at 75 Adams Avenue, Hauppauge, New York 11788, or (ii) attending the meeting and voting in person.

Voting and Votes Required for Approval

         Every stockholder of record is entitled to one vote, for each share held, on each proposal or item that comes before the meeting. There are no cumulative voting rights. By submitting your proxy, you authorize Bhupatlal K. Sutaria, or any person designated as his substitute, to represent you and vote your shares at the meeting in accordance with your instructions. If the meeting is adjourned, Mr. Sutaria or his substitute will be authorized to vote your shares at any adjournment or postponement of the meeting.

         To vote by mail, please sign, date and complete the enclosed proxy and return it in the enclosed self-addressed envelope, to North American Transfer Agent, PO Box 311, Freeport, New York 11520-0311. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

         In addition to solicitations by mail, we may solicit proxies in person, by telephone, facsimile or e-mail. In the event that additional solicitation material is used, it will be filed with the SEC prior to its use.

         Proposal 1: Election of Directors. Directors are elected by a plurality vote and the six nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of or withheld with respect to each nominee.

         Proposal 2: Ratification of Selection of Auditors. The affirmative vote of stockholders owning at least a majority of our shares of common and preferred stock entitled to vote, and voting together as a single class, present in person or represented by proxy at our annual meeting at which a quorum is present is necessary for ratification of the selection of our auditors.

Tabulation of Votes

         The votes received by proxy will be tabulated and certified by our transfer agent, North American Transfer. All other votes will be tabulated by an inspector of election at the meeting.

Voting by Street Name Holders

         If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

Quorum; Abstentions; Broker Non-Votes

         The required quorum for the transaction of business at the annual meeting is one-third of the issued and outstanding shares of common and Series A, B, C and K preferred stock, collectively, at the annual meeting, in person or by proxy. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the annual meeting with respect to such matter.

         While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

         Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. We intend to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

                            PROPOSALS TO STOCKHOLDERS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Our Board of Directors presently consists of five members. The Board of Directors has determined to nominate the existing five directors. Unless otherwise instructed, the proxy holder will vote the proxies received by him for the nominees named below. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

         Article III of our By-laws gives power to our Board of Directors to change the number of directors of the Company by resolution and to fill any vacancies created by an increase in the number of directors by a vote of the directors without the necessity of a vote by stockholders on such matter. Certain members of the Board have expressed a desire to enlarge our Board of Directors and elect candidates who have significant and relevant business experience. Accordingly, the Board of Directors may do so from time to time between annual meetings of stockholders.

         The following table sets forth the names and ages of all current directors and all persons nominated or chosen to become directors along with their current positions, offices and term:

Name of Nominee                  Age     Position with Interpharm       Director Since
---------------                  ---     ------------------------       --------------
Dr. Maganlal K. Sutaria          69      Chairman                       May 2003

David Reback (1)(2)(3)(4)        63      Director                       November 1997

Stewart Benjamin (1)(4)          40      Director                       May 2001

Dr. Mark Goodman (2)(3)(4)       63      Director                       March 2004

Kennith Johnson (1)(2)(3)(4)     52      Director                       November 2004

         (1)      Member of the audit committee
         (2)      Member of the compensation committee
         (3)      Member of the nominating committee
         (4)      Member of corporate governance committee

         The Board of Directors has determined that David Reback, Stewart Benjamin, Kennith Johnson and Dr. Mark Goodman are independent (as independence is defined in Section 121A of the listing standards of the American Stock Exchange).

         The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to us by the respective nominees:

         DR. MAGANLAL K. SUTARIA is a cardiovascular surgeon who received his medical degree from the Medical College, Ahmedabad, Gujarat University in 1961 and since 1991 served as the Chairman of Interpharm, Inc. Dr. Sutaria has been a Director and Chairman of our Board of Directors since May 29, 2003.

         DAVID C. REBACK has served as a director since November 1997. Since 1969, Mr. Reback has been a partner with Reback & Potash, LLP, a law firm specializing in litigation, appellate matters and real estate. Mr. Reback received a B.A. from Syracuse University, and in 1965 he received a Juris Doctor's degree from Syracuse University College of Law.

         STEWART BENJAMIN has served as a Director since May 2001. Mr. Benjamin is a certified public accountant in the State of New York. From January 1996 to the present, Mr. Benjamin has been self-employed as a sole practitioner under the name of Stewart H. Benjamin, CPA, P.C. From 1985 through December 1995, Mr. Benjamin was employed as a staff accountant in both private industry and local public accounting firms. Mr. Benjamin received a Bachelor of Business Administration degree from Pace University in 1985.

         DR. MARK GOODMAN has been a cardiologist for more than 30 years and is currently in private practice and is affiliated with Winthrop University Hospital in Mineola, New York and North Shore University Hospital in Manhasset, New York. Dr. Goodman has participated in a number of drug trials as a primary investigator for a number of drug companies, including, Pfizer, Ciba Pharmaceuticals and Kos Pharmaceuticals. Dr. Goodman has also served on advisory panels to Medtronic Pacemaker Corporation and Bristol-Myers Squibb Company. Dr. Goodman is a graduate of Brooklyn College and has served as a Director since March 25, 2004.

         KENNITH JOHNSON has served as a Director since November 18, 2004. He currently serves as the Chairman of our Audit Committee. Since November 2001, Mr. Johnson has been a financial and strategy consultant with Johnson & Scanlon Associates. From January 2001 to November 2001, Mr. Johnson was Senior Vice President and Chief Financial Officer of Movado Group, Inc., a manufacturer and distributor of Swiss watches, fine jewelry and tableware products. Prior thereto he was Vice President, Chief Financial Officer and Chief Administrative Officer of Precise International/Weger N.A., a privately held manufacturer, distributor and importer of Swiss made sports watches, fine jewelry and other products.

         Directors are elected by a plurality vote and the five nominees who receive the most votes of our Series A, B,C and K preferred stock and common stock, voting together as a class, will be elected. In the election of directors, votes may be cast in favor of or withheld with respect to each nominee.

Family Relationships

         The following are the family relationships among our nominees for director and officers: Munish K. Rametra, our Executive Vice President, General Counsel and Secretary, is married to the daughter of Maganlal K. Sutaria. Raj Sutaria, an officer of Interpharm, Inc., is the son of Maganlal K. Sutaria and the nephew of Bhupatlal K. Sutaria, our President. Maganlal K. Sutaria and Bhupatlal K. Sutaria are brothers.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION AS A DIRECTOR OF EACH OF THE NOMINEES SET FORTH ABOVE. PROXIES SOLICITED HEREBY WILL BE VOTED "FOR" EACH DIRECTOR NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                                   MANAGEMENT

         The following table sets forth the names and ages of all current Interpharm officers along with their current positions. Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been duly elected and qualified.

         Name                        Age            Position
         ----                        ---            --------
         Cameron Reid                51             Chief Executive Officer

         Bhupatlal K. Sutaria        59             President

         George Aronson              56             Chief Financial Officer

         Munish K. Rametra           35             Executive Vice President, General Counsel,
                                                    Secretary

         Raj Sutaria                 33             Chief Operating Officer

         CAMERON REID has served as the CEO of the Company since January 24, 2005. From 1992 through March 2004, Mr. Reid was the President of Dr. Reddy's Laboratories, Inc. Prior to joining Dr. Reddy's, Mr. Reid was an Executive Vice President of, and headed Roussel Corp., a division of Roussel UCLAF, a pharmaceutical company based in Montvale, New Jersey. Mr. Reid holds a Bachelor of Science degree in chemistry and geology from the University of Calgary. He is also a graduate of the executive management program at INSEAD in France.

         BHUPATLAL K. SUTARIA. Mr. Sutaria has served as the President of Interpharm Inc. since 1990. Prior to joining Interpharm, Inc., Mr. Sutaria was an entrepreneur involved in several of his own businesses, including a motorcycle dealership and a franchised restaurant. Mr. Sutaria received a Bachelor's degree in Chemistry from Saurashpra University in India in 1972 and a Masters of Business Administration degree from the University of Palm Beach in 1974. Mr. Sutaria is the brother of Dr. Maganlal K. Sutaria.

         GEORGE ARONSON became our Chief Financial Officer in January 2004. Prior to joining Interpharm, from 1995 through 2003, Mr. Aronson served as the Chief Financial Officer of Direct Insite Corporation, an application service provider (ASP) for large enterprise customers. Prior to 1995, he served as Chief Financial Officer of Hayim & Co., an importer/distribution organization from 1988 through 1994. Mr. Aronson holds a Bachelor of Science degree from Long Island University and is a Certified Public Accountant in the State of New York, is a member of the American Institute of Certified Public Accountants and the Financial Executives Institute.

         MUNISH K. RAMETRA has been our general counsel and Secretary since May 29, 2003. Prior to joining us, from 1999 to 2003, Mr. Rametra acted as a financial and legal consultant to several private and public companies. Mr. Rametra was an associate for the law firm of Sullivan and Cromwell from 1995 to 1999. Mr. Rametra attended the Stern School of Business at New York University and New York University School of Law. Mr. Rametra is the son-in-law of Maganlal
K. Sutaria.

         RAJ SUTARIA has been our Chief Operating Officer since November, 2004. Between 1997 and 2004, Mr. Sutaria served as Production Manager, Director of Manufacturing, Vice President and Chief Operating Officer of Interpharm, Inc. Mr. Sutaria earned a B.B.A. in Marketing from the University of Colorado at Boulder in 1997 and is the son of Maganlal K. Sutaria and the nephew of Bhupatlal K. Sutaria.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         Our Board of Directors held a total of six meetings during the fiscal year ended June 30, 2005. In addition, the Board of Directors acted two times by unanimous written consent during the same period and the independent directors met three times during the fiscal year without the presence of non-independent directors and management. During the fiscal year ended June 30, 2005, each of our directors attended at least 75% of the aggregate number of all meetings of the Board of Directors and of the committees, if any, on which such director served. The Board of Directors has standing Audit, Nominating, Compensation and Corporate Governance Committees.

Audit Committee and Audit Committee Report

         The Board of Directors created the audit committee in 1994. The audit committee is responsible for reviewing reports of financial results, audits, internal controls, and adherence to its Business Conduct Guidelines in
compliance  with  federal  procurement  laws  and  regulations.   The  committee
recommends to the Board of Directors the selection of Interpharm's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for Interpharm.

         The audit committee is comprised of three directors: Kennith Johnson, Stewart Benjamin and David Reback. In the opinion of the Board of Directors, Messrs. Johnson, Benjamin and Reback are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee and they are independent as defined in
Section 121(A) of the AMEX listing standards. The Board of Directors has adopted a written charter for the audit committee. The Audit Committee met four times during the fiscal year ended June 30, 2005.

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee is comprised of three Directors and operates under a written charter adopted by the Board of Directors. All of the audit committee members are independent within the meaning of Rule 121(A) of the AMEX listing standards, and are "independent," as that term is defined in Section 10A of the Securities Act of 1934, as amended. Management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal control. In fulfilling its responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including discussing with management the quality and acceptability of the Company's financial reporting and controls.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting standards, their judgments as to the quality and acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters required to be discussed by SAS 61 (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the auditors' written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Furthermore, the Audit Committee has considered whether the provision of non-audit services by the independent auditors for the fiscal year ended June 30, 2005 is compatible with maintaining their independence.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2005 be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2005, for filing with the SEC.

         Management is responsible for the Company's financial reporting process including its systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not the Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the independent auditors' report on the Company's financial statements.

         The Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

         The  Audit   Committee   is  pleased  to  submit  this  report  to  the
stockholders with regard to the above matters.

                                      /s/ Kennith Johnson
                                      /s/ Stewart Benjamin
                                      /s/ David Reback

         The Company believes that Kennith Johnson and Stewart Benjamin qualify as a "financial experts" as defined in Rule 401(k) of Regulation S-K.

Compensation Committee

         In August 1994, the Board of Directors established a Compensation Committee, which is responsible for decisions regarding salaries, stock option grants and other matters regarding executive officers and key employees. Kennith Johnson, David C. Reback and Dr. Mark Goodman currently serve on the Compensation Committee. During the fiscal year ended June 30, 2005, the compensation committee met three times.

Nominating Committee

            In March, 2004 the Board of Directors established a Nominating Committee, which is responsible for determination of the appropriate size, functioning and needs of the Board, including, recruitment and retention of high quality Board members, committee composition and structure, Board assessment of director performance and related party and conflicts oversight. Kennith Johnson, David C. Reback and Dr. Mark Goodman currently serve on the Nominating
Committee. All of the Nominating Committee members are independent within the meaning of Rule 121(A) of the AMEX listing standards, and are "independent," as that term is defined in Section 10A of the Securities Act of 1934, as amended. During the fiscal year ended June 30, 2005 the Nominating Committee met one time.

         The Nominating Committee considers nominees recommended by any stockholder entitled to vote in the election of directors. Any stockholder wishing to nominate an individual for election to the Board must comply with the advance notice procedures described in the "Stockholders' Proposals" section at the end of this proxy statement. The nomination must contain the following information about the nominee: name, age, business and residence addresses, principal occupation or employment, the number of shares of common stock held by the nominee, the information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a director, and a signed consent of the nominee to serve as a director of the Company, if elected. The Nominating Committee has not specified any minimum qualifications for serving on the Board. However, in its assessment of potential candidates, the Nominating Committee will review the candidate's character, business experience and understanding of the Company's business environment, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time.

         A copy of our Nominating Committee Charter is available on our website at www.interpharminc.com.

Corporate Governance Committee

         In March, 2004, the Board of Directors established a Corporate Governance Committee, which is responsible for reviewing the Company's corporate governance and making recommendations as to changes and improvements as necessary. Kennith Johnson, David C. Reback, Stewart Benjamin and Dr. Mark Goodman currently serve on the Corporate Governance Nominating Committee. All of the Nominating Committee members are independent within the meaning of Rule 121(A) of the AMEX listing standards, and are "independent," as that term is defined in Section 10A of the Securities Act of 1934, as amended. During the fiscal year ended June 30, 2005 the Corporate Governance Committee met one time.

                         BOARD OF DIRECTORS COMPENSATION

Compensation of Directors

         All directors are entitled to reimbursement of reasonable travel and lodging expenses related to attending meetings of the Board of Directors and any committee on which they serve. In addition, the Company and its Compensation Committee are currently working to determine the Board of Director's compensation for the fiscal year ended June 30, 2005 and for the fiscal year ending June 30, 2006.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors of Interpharm Holdings, Inc. (the "Company") is charged with developing and administering a compensation policy for senior management that contains appropriate performance incentives and equity-linked components, and reviewing annually the performance of the executive officers of the Company.

         The Compensation Committee also administers the stock option and stock incentive plans and approves grants of stock options and other incentives under those plans.

         Compensation programs for executive officers are designed to attract, retain and motivate employees who will contribute to the achievement of corporate goals and objectives. Elements of executive compensation include salaries, bonuses and awards of stock options, with the last two being variable. The Committee's policy is to achieve a balance between cash and other compensation in order to attract and retain qualified personnel, and to incentivize them in their duties.

         In making its decisions or recommendations, the Committee takes into account factors it deems relevant to the specific compensation component being considered, including: compensation paid by other business organizations of comparable size in the same industry and related industries; profitability; the attainment of annual individual and business objectives; an assessment of individual contributions relative to others; and historic compensation awards.

         The Committee considered the factors described above in determining Cameron Reid's total compensation to serve as Chief Executive Officer. Specifically, the Committee and the Board recognized Mr. Reid prior experience and his key contributions in developing the Company's business plan while a member of the Company's Board of Directors. While Mr. Reid's cash compensation is the highest of any employee of the Company, at $300,000, it is less than that earned by CEO's of comparable companies. In consideration of this, the Committee awarded Mr. Reid options to purchase 2 million shares of Company common stock which it believes to be fair compensation and adequate incentive to meet the Company's long-term goals.

                  THE COMPENSATION COMMITTEE

                  /s/ David Reback
                  David Reback

                  /s/ Dr. Mark Goodman
                  Dr. Mark Goodman

                  /s/ Kennith Johnson
                  Kennith Johnson

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         In August 1994, the Board of Directors established a Compensation Committee, which is responsible for decisions regarding salaries, stock option grants and other matters regarding executive officers and key employees. During the fiscal year ended June 30, 2005, David C. Reback, Kennith Johnson and Dr. Mark Goodman were members of the Compensation Committee. In the opinion of the Board of Directors, each of such persons is independent of management and free of any relationship which would interfere with his exercise of independent judgment as a member of our Compensation Committee.

                                PERFORMANCE GRAPH

                Prior to May 30, 2003, we were in the computer/systems integration business as Atec Group, Inc. On May 30, 2003, that business was sold, Interpharm, Inc. was acquired and we changed our name to Interpharm Holdings, Inc. SEC disclosure rules require that registrants provide a line graph comparing the yearly percentage change in the registrant's cumulative total stockholder return on a class of common stock registered under Section 12 of the Exchange Act with the cumulative total return of a broad equity market index. We believe that historical stock prices prior to May 30, 2003 are not representative of our current business and a comparison of our stock price between May 30, 2003 and June 30, 2003 to an index would not be meaningful and could be misleading. Accordingly, we have omitted this information prior to May 30, 2003.

            The following chart compares for the period from May 30, 2003 to June 30, 2005, the cumulative total stockholder return on the Common Stock with
(i) the S&P SmallCap 600 Index and (ii) the RDG Microcap Pharmaceutical Index (the "RDG Industry Index"), and assumes an investment of $100 on May 30, 2003 in each of the Common Stock, the stocks comprising the S&P SmallCap 600 Index and the stocks comprising the RDG Industry Index. The total return for each of the Company's Common Stock, the S&P SmallCap 600 Index and the RDG Industry Index assumes the reinvestment of all dividends (although no dividends were declared on the Company's Common Stock during such period). Each index is adjusted for additions and deletions of securities from the index.

                COMPARISON OF 25 MONTH CUMULATIVE TOTAL RETURN*
         AMONG INTERPHARM HOLDINGS, INC., THE S & P SMALLCAP 600 INDEX
                   AND THE RDG MICROCAP PHARMACEUTICAL INDEX



                             [GRAPHIC CHART OMITTED]



* $100 invested on 5/30/03 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.

Copyright (c)2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table provides certain compensation information for the years ended June 30, 2005, 2004 and 2003 concerning our Chief Executive Officer and other officers who earned in excess of $100,000 during the year ended June 30, 2005.

                           SUMMARY COMPENSATION TABLE

                For the Years Ended June 30, 2005, 2004 and 2003
                       Annual Compensation Awards Payouts

                               ANNUAL COMPENSATION                                            LONG TERM COMPENSATION

                                                                                           Awards                  Payouts

    Name                                                               Other      Restricted   Securities
    And                                                                Annual       Stock      Underlying                  All
 Principal                   Year                                     Compen-       Awards      Options/      LTIP         Other
  Position      Position     Ended      Salary($)        Bonus($)    sation($)        $           SARS       Payouts    Compensation
  --------     ---------   ---------   ----------      ----------   ----------   ----------    ---------   ----------   ----------
                                                                       (1)
Cameron Reid        CEO    6/30/2005   $   76,154**    $       --   $    5,286   $       --    2,000,000   $       --   $       --
                           6/30/2004   $       --      $       --   $       --   $       --    1,000,000   $       --   $       --
                           6/30/2003   $       --      $       --   $       --   $       --           --   $       --   $       --

    Dr         Chairman    6/30/2005   $  150,000      $       --   $   16,938   $       --           --   $       --   $       --
Maganlal K        /CEO*    6/30/2004   $  151,385      $   15,000   $   16,938   $       --           --   $       --   $       --
  Sutaria                  6/30/2003   $  150,000(2)   $       --   $    1,300   $       --    1,200,000   $       --   $       --

 Bhupatlal    President    6/30/2005   $  198,077      $   15,000   $   20,578   $       --           --   $       --   $       --
 K. Sutaria                6/30/2004   $  155,231      $   34,000   $   20,119   $       --           --   $       --   $       --
                           6/30/2003   $  150,000(2)   $       --   $    1,100   $       --      800,000   $       --   $       --

Raj Sutaria         COO    6/30/2005   $  165,288      $    5,000   $   11,702   $       --           --   $       --   $       --
                           6/30/2004   $  145,307      $   34,000   $   15,314   $       --           --   $       --   $       --
                           6/30/2003   $  140,000(2)   $       --   $    1,000   $       --      750,000   $       --   $       --

 Munish K          EVP/    6/30/2005   $  164,865      $   15,000   $   29,474   $       --           --   $       --   $       --
  Rametra     Secretary    6/30/2004   $  113,766      $   10,000   $   28,022   $       --           --   $       --   $       --
                           6/30/2003   $  100,000(2)                     1,000   $       --      450,000   $       --   $       --

   George           CFO    6/30/2005   $  147,692      $   15,000   $   20,746   $       --      150,000   $       --   $       --
  Aronson                  6/30/2004   $   67,308      $   14,000   $    8,640   $       --      250,000   $       --   $       --
                           6/30/2003   $       --      $       --   $       --   $       --           --   $       --   $       --

* Dr. Maganlal Sutaria was the Chief Executive Officer of the Company from May 29, 2003 until January 2005. Cameron Reid became the Chief Executive Officer in January, 2005.

** Pursuant to his agreement with us, as amended, Mr. Reid's annual salary is $300,000, effective July 1, 2005.

(1) Includes Major Medical, auto expenses and mobile phone allowances.
(2) Based on compensation as set forth in employment agreements dated May 30, 2003.

Stock Option Grants in Last Fiscal Year

         During the fiscal year ended June 30, 2005 we granted the following options to the individuals mentioned in the above table:

                            # of Securities           % of                                           Grant
                               Underlying        Total Granted       Exercise     Expiration         Date
           Name                 Options         to Employees (1)       Price         Date        Present Value
           ----                 -------         ----------------       -----         ----        -------------
George Aronson       (1)          25,000              0.78%              $1.23      06/30/10          $19,750
                     (2)         125,000              3.88%              $1.23      06/30/12         $111,783
Cameron Reid         (1)       2,000,000             62.14%              $1.23      06/30/10       $1,580,000

      (1)   Options are fully vested
      (2)   Options  vest 25%  07/01/06,  25%  07/01/07,  25%  07/01/08  and 25%
            07/01/09, and are subject to various performance criteria of the employee and the Company

Year End Option Table

         The following table sets forth certain information regarding the stock options held as of June 30, 2005, by the individuals named in the above Summary Compensation Table. None of such persons exercised any stock options during the fiscal year ended June 30, 2005

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE

                          Securities              Value of Unexercised
                          Underlying
                         Unexercised              In-the-Money-Options
                          Options at
                       Fiscal Year End         At Fiscal Year End ($)(3)
                             (#)

Name                  Exercisable     Unexercisable  Exercisable   Unexercisable
----                  -----------     -------------  -----------   -------------
Cameron Reid (1)      3,000,000(1)             0     $       0     $       0

Dr. Maganlal K.         300,000          900,000       164,400       493,200
Sutaria (2)

Bhupatlal               200,000          600,000       109,600       328,800
Sutaria (2)

Raj Sutaria (2)         187,500          562,500       102,750       308,250

Munish K.               112,500          337,500        61,650       184,950
Rametra (2)

George Aronson(3)       275,000          125,000             0             0

(1)  Represents   options  to  acquire  3,000,000  shares  at  $1.23  per  share exercisable through June 30, 2010.

(2) Options are exercisable at $0.682 per share. These options have the following vesting provisions: 25% of the options vested on January 1, 2005 and an additional 25% will vest on each following December 31 beginning December 31, 2005.

(3) Options are exercisable at $1.23 per share. 275,000 of such options are fully vested and are exercisable through June 30, 2010. 125,000 of such options vest 25% on July 1, 2006, 2007, 2008 and 2009, respectively, and are exercisable through June 30, 2012.

    Ten Year Option/SAR Repricing

    The following table sets forth information regarding options held by executive officers of the Company that have been re-priced, during the ten year period ended June 30, 2005.

                                                                                                                      Length of
                                                   Number of                                                          original
                                                   securities                                                        option term
                                                   underlying    Market price of    Exercise price                  remaining at
                                                  options/SAR's    stock at time     at time of                       date of
                                                   repriced or    of repricing or   repricing or   New exercise     repricing or
            Name                      Date          amended         amendment       amendment         price          amendment
Cameron Reid                       June 30, 2005    1,000,000     $      1.23     $      3.97     $      1.23         8.8 years
   Chief Executive Officer         June 30, 2005    2,000,000     $      1.23     $      2.24     $      1.23         9.6 years

George Aronson                     June 30, 2005      250,000     $      1.23     $      4.41     $      1.23         8.6 years
   Chief Financial Officer         June 30, 2005       25,000     $      1.23     $      2.24     $      1.23         9.6 years

Jeff Weiss                         June 30, 2005       90,000     $      1.23     $      2.24     $      1.23         4.6 years
   V.P Sales and Marketing         June 30, 2005       30,000     $      1.23     $      2.24     $      1.23         5.6 years
                                   June 30, 2005       30,000     $      1.23     $      2.24     $      1.23         6.6 years

Ken Cappell                        June 30, 2005      106,000     $      1.23     $      1.94     $      1.23         4.6 years
   V.P. - Intellectual Property    June 30, 2005       22,000     $      1.23     $      1.94     $      1.23         4.6 years
                                   June 30, 2005       22,000     $      1.23     $      1.94     $      1.23         4.6 years


In January, 2005, our Board of Directors approved the stock option repricing program as a result of a significant reduction in the price of our common stock subsequent to the original grant of certain options. The Board determined that the options having an exercise price above the market price at that time no longer provided meaningful incentive to the option holders to remain in our employ and to maximize shareholder value. The Board believed that the exchange of new stock options with a lower exercise price for our existing stock options would once again provide incentive to our officers, directors and employees to continue to provide services to us and to maximize shareholder value.

Equity Compensation Plan Information

         The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of June 30, 2005. The table includes the following plans: 1997 Stock Option Plan and 2000 Flexible Stock Plan.

------------------------------------------------------------------------------------------------------------------------
             Plan category                 Number of securities       Weighted average         Number of securities
                                            to be issued upon         exercise price of      remaining available for
                                               exercise of          outstanding options,         future issuance
                                           outstanding options,      warrants and rights
                                           warrants and rights
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by                        0                          0                         0
security holders
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans not approved
by security holders

1997 Stock Option Plan                               1,436,370                      $1.97                         0

2000 Flexible Stock Plan(1)                         11,217,500                     $0.891                 5,211,938
----------------------------------------------------------------------------------------------------------------------
Total                                               12,653,870                      $1.01                 5,211,938
----------------------------------------------------------------------------------------------------------------------

         (1) Securities available for future issue increase each year by 10% of our outstanding common stock at the beginning of each year. The total amount of common stock available under the plan cannot exceed 20 million shares.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                   MANAGEMENT AND RELATED STOCKHOLDER MATTERS

         The following table sets forth as of November 9, 2005, certain information with respect to the beneficial ownership of our voting securities by
(i) any person known by Interpharm to be the beneficial owner of more than 5% of our voting securities, (ii) each director and nominee, (iii) each executive officer named in the Summary Compensation table appearing herein and (iv) all directors and executive officers as a group.

                                                                            Amount and
Name and                                                                     Nature of
Address of                                          Title of                Beneficial            Percent of
Beneficial Owner                                     Class                   Ownership             Class (1)
----------------                                     -----                   ---------             ---------

Maganlal K. Sutaria(2)                           Common Stock                 343,500                1.05%
75 Adams Avenue
Hauppauge, NY  11788

Raj Sutaria(3)                                   Common Stock                6,951,198              21.30%
75 Adams Avenue
Hauppauge, NY 11788                           Series K Preferred              512,599               35.00%

                                              Common and Series K
                                                   Combined                  7,463,797              21.96%
                                                 Voting Power

Bhupatlal K. Sutaria(4)                          Common Stock                 204,000                0.63%
75 Adams Avenue
Hauppauge, NY  11788

Munish K. Rametra and Mona Rametra (5)           Common Stock                3,987,971              12.29%
75 Adams Avenue
Hauppauge, NY  11788                          Series K Preferred              292,913               20.00%

                                              Common and Series K
                                                   Combined                  4,280,884              12.62%
                                                 Voting Power

Dr. Mark Goodman (6)                             Common Stock                 100,000                  *
75 Adams Avenue
Hauppauge, NY  11788

David Reback (7)                                 Common Stock                  17,500                  *
75 Adams Avenue
Hauppauge, NY  11788

Stewart Benjamin(8)                              Common Stock                  17,500                  *
75 Adams Avenue
Hauppauge, NY  11788

Ravi Sutaria                                     Common Stock                4,361,443              13.49%
75 Adams Avenue
Hauppauge, NY  11788                          Series K Preferred              366,141               25.00%

                                              Common and Series K
                                                   Combined                  4,654,356              13.77%

                                                 Voting Power

Perry Sutaria(9)                                 Common Stock                4,073,051              12.60%
75 Adams Avenue
Hauppauge, NY  11788                          Series K Preferred              292,913               20.00%

                                              Common and Series K
                                                   Combined                  4,365,964              12.92%
                                                 Voting Power

Kennith Johnson                                  Common Stock                  27,500                  *
75 Adams Avenue
Hauppauge, NY  11788

Cameron Reid (10)                                Common Stock                2,000,000               5.82%
75 Adams Avenue
Hauppauge, NY  11788

George Aronson (11)                              Common Stock                 275,000                  *
75 Adams Avenue
Hauppauge, NY  11788

              All Directors and               Total Voting Power             23,312,501             68.77%
                Officers as a
              Group (9 persons)

(1) Computed based upon a total of 32,463,607 shares of common stock and 1,464,567 shares of Series K Preferred Stock outstanding as of November 7, 2005 and 7,438 shares of common stock into which the Series, A, B and C Preferred Stock are convertible.

(2) The foregoing figure reflects the ownership of 43,500 shares of common stock and vested options to acquire 300,000 shares. It does not include non-vested options to acquire 900,000 shares of common stock, 350,000 options held by his spouse and 1,873,900 shares of Series A-1 Preferred Stock held by an annuity he controls.

(3) The foregoing figure includes vested options to acquire 187,500 shares, but does not include non-vested options to acquire 562,500 shares of common stock or his beneficial interest in Series A-1 Preferred Stock held by a trust of which he is a beneficiary.

(4) The foregoing figure includes vested options to acquire 200,000 shares, but does not include non-vested options to acquire 600,000 shares of common stock and 400,000 options held by his spouse.

(5) The foregoing includes vested options to acquire 112,500 shares., but does not include non-vested options held by Munish K. Rametra to acquire 337,500 shares of common stock or Mona Rametra's beneficial interest in Series A-1 Preferred Stock held by her and by a trust of which she is a beneficiary.

(6) The foregoing figure includes 47,500 shares owned by Dr. Goodman's wife. Dr. Goodman has been granted a power of attorney to sell such shares.

(7) The foregoing figure includes vested options to acquire 17,500, but excludes non-vested options to acquire 5,000 shares of common stock.

(8) The foregoing figure includes 17,500 shares of common stock which may be acquired upon exercise of currently exerciseable options and excludes non-vested options to acquire an additional 5,000 shares of common stock.

(9) The foregoing figure does not include his beneficial interest in Series A-1 Preferred Stock held by a trust of which he is a beneficiary.

(10) The foregoing figure does not include 1,000,000 non-vested options to purchase common stock. Mr. Reid's options have an exercise price of $3.97 per share and will not vest until out common stock trades at $15 per share for six months.

(11) The foregoing figure includes vested options to acquire 275,000 shares, but excludes non-vested options to acquire 125,000 shares of common stock.

                  CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         We lease our 100,000 square foot facility at 75 Adams Avenue in Hauppauge, New York which is owned by Sutaria Family Realty, LLC which is owned by Perry Sutaria, Raj Sutaria and Mona Rametra.

         No third party assessment or appraisal of the lease was made at the time it was entered into or at any subsequent time. Interpharm, Inc. is obligated to pay minimum annual rent of $480,000, plus property taxes, insurance, maintenance and other expenses related to the leased facility. Upon a change in ownership of the Company, and every three years thereafter, the annual rent will be adjusted to fair market value, as determined by an independent third party.

         In February and April 2005, we purchased 5.0 Class A membership interests ("Interests") from each of Cameron Reid ("Reid"), our Chief Executive Officer, and John Lomans ("Lomans"), who has no affiliation with us, for an aggregate purchase price of $1,022,500 (including costs of $22,500) of APR, LLC, a Delaware limited liability company primarily engaged in the development of complex bulk pharmaceutical products ("APR"). The purchases were made pursuant to separate Class A Membership Interest Purchase Agreements dated February 16, 2005 between us and Reid and Lomans (the "Purchase Agreements"). At the time of the purchases, Reid and Lomans owned all of the outstanding Class A membership interests of APR, which had outstanding 100 Class A membership interests and 100 Class B membership interests. The two classes of membership interests have different economic and voting rights, and the Class A members have the right to make most operational decisions. The Class B interests are held by one of our major customers and suppliers. As a result, we currently own 10 Interests out of the 100 Interests now outstanding.

         In accordance with the terms of the Purchase Agreements, we have granted to Reid and Lomans each a proxy to vote 5 of the Interests owned by us on all matters on which the holders of Interests may vote. Our Board of Directors approved the purchases of Interests at a meeting held on February 15, 2005, based on an analysis and advice from an independent investment banking firm. Reid did not participate during the deliberations on this matter. We are accounting for our investment in APR pursuant to the cost method of accounting.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         To our knowledge, except as set forth below, based solely on a review of such materials as are required by the Securities and Exchange Commission, none of our officers, directors or beneficial holders of more than ten percent of our issued and outstanding shares of Common Stock has failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended June 30, 2005:

Form 3 for Rajs Holdings I, LLC filed in November, 2005; and

Form 4s for Mona Rametra, Perry Sutaria, Ravi Sutaria and Raj Sutaria filed in November, 2005.

                                 PROPOSAL NO. 2

                      RATIFICATION OF SELECTION OF AUDITORS

         Our Audit Committee has recommended the appointment of Marcum & Kliegman, LLP as our independent auditor for the fiscal year ending June 30, 2006. Acting on that recommendation, the Board of Directors appointed Marcum & Kliegman, LLP as our auditor for the fiscal year ending June 30, 2006. Marcum & Kliegman, LLP served as our independent auditor for the two fiscal years ended June 30, 2005 and the six month period ended June 30, 2003, and provided services to us with respect to those periods that included, but were not limited to, consultations on various tax and information services matters, as well as consultation with respect to the acquisition of Interpharm, Inc.

Audit and Non-Audit Fees

         The following table sets forth the fees billed to us for the fiscal years ended June 30, 2005 and June 30, 2004 by Marcum & Kliegman, LLP:

                                            Fiscal Year          Fiscal Year
                                               Ended                Ended
                                           June 30, 2004        June 30, 2005
                                           -------------        -------------
               Audit Fees                    $102,250            $ 151,500
               Audit Related Fees (1)          29,532                    0
               Tax Fees (2)                    46,445               26,021
               All Other Fees                  12,368(3)            21,048(4)

              (1)  Consists  of  fees  for  services   relating  to   accounting
                   consultation and review of documents filed with the SEC.

              (2) Consists of tax filing and tax related compliance and other advisory services.

              (3) Consists primarily of consultation with respect to government grant applications.

              (4) Consists primarily of consultation on real estate acquisition and accounting policies.

         The Audit Committee of our Board of Directors determined that the provision of the above non-audit services is compatible with Marcum & Kliegman, LLP maintaining its independence.

Pre-Approval of Services by the Independent Auditor

         The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by our independent auditor. The Audit Committee will consider annually and approve the provision of audit services by its external auditor and consider and, if appropriate, approve the provision of certain defined audit and non-audit services. Our Management, may, however, approve de minimus amounts for non-audit services without the approval of the Audit Committee.

         The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements in excess of $15,000. Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to us by our external auditor. During the fiscal year ended June 30, 2005 , 100% of the Audit Related Fees and all other fees were approved by the Audit Committee.

         A representative of Marcum & Kliegman, LLP is expected to be present at the Annual Meeting, either in person, or via teleconference, to respond to appropriate questions and to make such statements as may be appropriate. In the event stockholders do not ratify the appointment of Marcum & Kliegman, LLP as our independent auditor for the fiscal year ending June 30, 2006, such appointment will be reconsidered by the Board of Directors.

         In order to approve this proposal, the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted "FOR" ratification the selection of Marcum & Kliegman, LLP as our auditor.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MARCUM & KLIEGMAN, LLP AS OUR INDEPENDENT AUDITOR FOR FISCAL 2006.

                           STOCKHOLDER COMMUNICATIONS

         We encourage stockholder communications to the Board of Directors and/or individual Directors. Stockholders who wish to communicate with the Board of Directors or an individual Director should send their communications to the care of Munish K. Rametra, Corporate Secretary, Interpharm Holdings, Inc., 75 Adams Avenue, Hauppauge, New York 11788. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominating Committee.

                             STOCKHOLDERS' PROPOSALS

         A stockholder of record may present a proposal for action at the 2006 Annual Meeting of Stockholders provided that we receive such proposal at our executive office no later than June 30, 2006. We anticipate that the 2006 Annual Meeting will be held in December 2006. The proponent may submit a maximum of one
(1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the 2006 Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on stockholder proposals that are not submitted for inclusion in our proxy statement unless received by us before September 1, 2006.

                                     GENERAL

         Unless contrary instructions are indicated on the proxy, all shares of Series A, B, C and K preferred stock and common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal Nos. 1 and 2.

                                 OTHER BUSINESS

         The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                           By Order of the Board of Directors,

                                           Maganlal K. Sutaria, Chairman

Hauppauge, New York
November 8, 2005

                            INTERPHARM HOLDINGS, INC.
                   75 Adams Avenue, Hauppauge, New York 11788
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting and 2005 Proxy Statement and hereby appoints Bhupatlal K. Sutaria, attorney and proxy, with full power of substitution and resubstitution, to vote all shares of the Common Stock, par value $0.01 per share, and all shares of Series A, B, C and K Preferred Stock, of Interpharm Holdings, Inc., a Delaware corporation (the "Company"), held of record by the undersigned at the close of business on November 9, 2005 at the annual meeting of stockholders of the Company to be held on December 16, 2005 at 10:00 a.m., local time, at The American Stock Exchange, and at any postponement or adjournment thereof, as indicated in this Proxy:

IF THIS PROXY IS PROPERLY DATED AND EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED AND, IN THE ABSENCE OF DIRECTION AS TO THE MANNER OF VOTING, WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE SLATE OF NOMINEES TO BE VOTED UPON BY THE HOLDERS OF COMMON STOCK AND PREFERRED STOCK SET FORTH IN THE PROXY STATEMENT, AND FOR RATIFICATION OF THE APPOINTMENT OF MARCUM & KLIEGMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY Please mark vote in box using dark ink only.

1. Election of Directors:

WITH AUTHORITY TO VOTE FOR                         WITHHOLD AUTHORITY

ALL NOMINEES LISTED BELOW                 TO VOTE FOR ALL NOMINEES LISTED BELOW
                                        (except as marked to the contrary below)

Nominees: Dr. Maganlal K. Sutaria, David C. Reback, Stewart Benjamin, Dr. Mark Goodman and Kennith Johnson.


--------------------------------------------------------------------------------

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                (Continued and to be signed on the reverse side)


2. Ratification of the appointment of Marcum & Kliegman, LLP as the Company's independent auditor for the fiscal year ending June 30, 2006.

                  ____ FOR        ____ AGAINST          ____ ABSTAIN


3. As recommended by the Board of Directors, or in the absence of such recommendation in their own discretion, to vote upon such other business as may properly come before said meeting or any postponement or adjournment thereof.

Dated:

                                                     ---------------------------
                                                             (Signature)

                                                     ---------------------------
                                                          Please Print Name

                                                     ---------------------------
                                                      Signature if held jointly

                                                     ---------------------------
                                                          Please Print Name

Please date this Proxy and sign exactly as the name(s) appears on the enclosed envelope and return the signed Proxy in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.